Exhibit 10.34

Attachment B

RELOCATION PAYBACK AGREEMENT

Effective Date of Transfer     7-1-08

I,     William T. Yeates     agree to pay back relocation expenses in accordance with the following guidelines:

   (Print Employee Name)

Terminations within 12 months of accepting new assignment

Voluntary Termination Within 12 months of accepting new assignment

If I voluntarily terminate within 12 months of accepting the new assignment I agree to pay 100% of all expenses reimbursed directly to me or on my behalf. Full payment will be made within 90 days from my departure date.

Involuntary Termination Within 12 months of accepting new assignment

If my employment is terminated involuntarily and at the discretion of Sensus Metering Systems I understand that I may have an obligation to pay back relocation expenses reimbursed to me or payments made on my behalf.

Terminations with 24 months of accepting new assignment

Voluntary Termination Within 24 months of accepting new assignment

If I voluntarily terminate within 24 months of accepting the new assignment I agree to pay all relocation expenses reimbursed directly to me or on my behalf in according to the payback schedule below.

Involuntary Termination Within 24 months of accepting new assignment

If my employment is terminated involuntarily and at the discretion of Sensus Metering Systems, I understand that I may have an obligation to pay back relocation expenses reimbursed to me, or payments made on my behalf according to the payback schedule below:

13th Month	95%	17th Month	75%	21st Month	35%
14th Month	90%	18th Month	65%	22nd Month	25%
15th Month	85%	19th Month	55%	23rd Month	15%
16th Month	80%	20th Month	45%	24th Month	5%

/s/ William T. Yeates	Date	6-5-08
Employee Signature

/s/ Michael DeCocco	Date	6-5-08
Sensus Metering Systems HR Signature

The top portion of this form is to be completed at the time of authorization to move. A copy of the signed form should be attached to the employee’s benefit package. The original should be retained by Sensus Metering Systems’ Human Resource Department.

To be filled out at the time of termination:

Date terminated                      Sensus Metering Systems to be paid back in full by

Reason(s)

Sensus Metering Systems Relocation Payback Agreement Rev. 5.05.06